UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________________________
FORM 8-K
___________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): MARCH 23, 2022
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Weber Inc.
(Exact Name of Registrant as Specified in Its Charter)
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DE	001-40702	61-1999408
(State of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
1415 S. Roselle Road Palatine, Illinois		60067
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (847) 934-5700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________________
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	WEBR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders
On March 23, 2022, Weber Inc. (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”), at which a quorum was present. At the Annual Meeting, the shareholders of the Company voted on the following four proposals:
Proposal 1 - Election of Directors
The following nominees were elected to the Company’s Board of Directors for a three-year term to expire at the 2025 Annual Meeting of Shareholders. The votes cast at the Annual Meeting were as follows:

Nominee	For	Withheld	Broker Non-Votes
Kelly D. Rainko	268,780,954	1,697,523	4,899,472
Chris M. Scherzinger	269,135,005	1,333,768	4,899,472
Susan T. Congalton	269,146,854	1,332,118	4,899,472
Proposal 2 - Advisory Resolution to Approve Executive Compensation
The resolution to approve, on an advisory basis, compensation for the Company’s named executive officers was approved based upon the following votes:

For	Against	Abstain
270,312,344	141,040	51,950
Proposal 3 – Advisory Resolution on Frequency of Holding an Advisory Vote on Executive Compensation
The vote, on an advisory basis, on the frequency of holding an advisory vote on executive compensation was as follows:

1 Year	2 Years	3 Years	Abstain
270,397,410	28,296	39,233	40,395
Proposal 4 - Ratification of Appointment of Independent Registered Public Accounting Firm
The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022 was approved based upon the following votes:

For	Against	Abstain
275,275,022	95,529	34,255
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBER INC.

Date: March 24, 2022

	By:	/s/ Philip J. Zadeik
		Name:	Philip J. Zadeik
		Title:	General Counsel
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